SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   Form 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 6, 2002


                              KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

        New York                     1-14161                   11-3431358
    (State or other          (Commission File Number)        (I.R.S. Employer
      Jurisdiction                                          Identification No.)
   of Incorporation)

175 East Old Country Road, Hicksville, New York                    11801
One MetroTech Center, Brooklyn, New York                           11201
(Address of principal executive offices)                        (Zip Code)
----------------------------------------

(516) 755-6650 (Hicksville)
(718) 403-1000 (Brooklyn)
(Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events
            ------------

      On May 6, 2002, KeySpan Corporation (the "Company") issued 8,000,000 MEDS Equity Units initially consisting of 8,000,000 Corporate MEDS (the "Corporate MEDS"). The Corporate MEDS were issued under the Company's previously filed Registration Statement on Form S-3 (Reg. No. 333-82230), which became effective February 14, 2002 (the "Registration Statement"), and the related prospectus supplement, dated April 30, 2002. The Corporate MEDS will initially consist of a purchase contract issued by the Company and $50 principal amount of the Company's Notes due 2008 (the "Notes"). Each Corporate MEDS purchase contract will (1) include the right to receive quarterly contract adjustment payments from the Company on the purchase contract and (2) obligate the holder to purchase, and the Company to sell, a number of shares of the Company's common stock no later than May 16, 2005. The number of shares of common stock to be issued on the purchase contract settlement date will be between 1.1804 and 1.4164 shares per Corporate MEDS depending on the 20-trading day average closing price of the Company's common stock prior to the purchase contract settlement date. Each Note matures on May 16, 2008.

      As exhibits to the Registration Statement, the Company filed draft forms of several agreements relating to the MEDS Equity Units. The Company subsequently offered and sold 8,000,000 Corporate MEDS at a price of $50 per unit with quarterly payments of an initial annual combined rate of 8.75% pursuant to a prospectus supplement, the final form of which was filed pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, on May 2, 2002. The Corporate MEDS were offered by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Lyonnais Securities (USA) Inc., Scotia Capital (USA) Inc. and The Williams Capital Group, L.P., as underwriters. In connection with the offering and sale of the Corporate MEDS, the Company finalized certain agreements relating to the MEDS Equity Units that had been previously filed in draft form. The final forms of those agreements and certain other agreements relating to the MEDS Equity Units are filed herewith as exhibits, as set forth in Item 7 hereof.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (c)   Exhibits

            1 Underwriting Agreement, dated April 30, 2002, between the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Lyonnais Securities (USA) Inc., Scotia Capital
                               (USA) Inc. and The Williams Capital Group, L.P.

            4.1 First Supplemental Indenture, dated as of May 6, 2002, between the Company and JPMorgan Chase Bank, as trustee.

            4.2 Second Supplemental Indenture, dated as of May 6, 2002, between the Company and JPMorgan Chase Bank, as trustee.

            4.3 Purchase Contract Agreement, dated as of May 6, 2002, between the Company and JPMorgan Chase Bank, as purchase contract agent.

            4.4 Pledge Agreement, dated as of May 6, 2002, between the Company, JPMorgan Chase Bank, as purchase contract agent, and The Bank of New York, as collateral agent, custodial agent and securities intermediary.

            4.5 Remarketing Agreement, dated as of May 6, 2002, between the Company, JPMorgan Chase, as purchase contract agent, and J.P. Morgan Securities Inc., as remarketing agent.

            4.6 Form of Corporate MEDS (included in Exhibit 4.3 hereto).

            4.7 Form of Treasury MEDS (included in Exhibit 4.3 hereto).

            4.8 Form of Note due 2008 (included in Exhibit 4.2 hereto).

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KEYSPAN CORPORATION
                                    (Registrant)

                                    By:    /s/ Steven L. Zelkowitz
                                           -----------------------
                                    Name:  Steven L. Zelkowitz
                                    Title: Executive Vice President and
                                           General Counsel

Date:  May 6, 2002

                               INDEX TO EXHIBITS

Exhibit Number     Description

1 Underwriting Agreement, dated April 30, 2002, between the Company and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Credit Lyonnais Securities (USA) Inc., Scotia Capital (USA) Inc. and The Williams Capital Group, L.P.

4.1 First Supplemental Indenture, dated as of May 6, 2002, between the Company and JPMorgan Chase Bank, as trustee.

4.2 Second Supplemental Indenture, dated as of May 6, 2002, between the Company and JPMorgan Chase Bank, as trustee.

4.3 Purchase Contract Agreement, dated as of May 6, 2002, between the Company and JPMorgan Chase Bank, as purchase contract agent.

4.4 Pledge Agreement, dated as of May 6, 2002, between the Company, JPMorgan Chase Bank, as purchase contract agent, and The Bank of New York, as collateral agent, custodial agent and securities intermediary.

4.5 Remarketing Agreement, dated as of May 6, 2002, between the Company, JPMorgan Chase, as purchase contract agent, and J.P. Morgan Securities Inc., as remarketing agent.

4.6                Form of Corporate MEDS (included in Exhibit 4.3 hereto).

4.7                Form of Treasury MEDS (included in Exhibit 4.3 hereto).

4.8                Form of Note due 2008 (included in Exhibit 4.2 hereto).